                                  EXHIBIT INDEX



     Exhibit
     Number           Description
     -------          ---------------------------------------------------------
        99            Press Release, dated April 14, 1997, announcing the
                      Company's first quarter 1997 earnings.


RELEASE: At close of market
DATE: April 14, 1997

Financial Information:              Media Information:      Investor Relations:
----------------------              ------------------      -------------------
Teresa Fehrman                      Kim Cherry              Marty Mosby
(901) 523-4161                      (901) 523-4726          (901) 523-5620

              FIRST TENNESSEE REPORTS RECORD FIRST QUARTER EARNINGS
              -----------------------------------------------------

         MEMPHIS, Tenn.-- First Tennessee National Corporation (First Tennessee) reported earnings per share for the first quarter of $.60, up 7 percent over last year's earnings per share of $.56, and net income of $38.6 million for the first quarter, up 3 percent from the previous year. For the first quarter of 1997, return on average assets was 1.23 percent and return on average common equity was 18.09 percent, compared with 1.22 percent and 17.27 percent, respectively, for first quarter 1996. Total assets were $13.0 billion and shareholders' equity was $841.9 million at March 31, 1997.

         "We are pleased to report a record first quarter of earnings with strong profitability ratios," said Ralph Horn, chairman and chief executive officer of First Tennessee. "Also during the quarter, we announced a new name for our bond division -- First Tennessee Capital Markets. This new name reflects our nationwide distribution network and the fact that we have become a national leader in agency underwriting."

Noninterest income
------------------

         Fee income (noninterest income excluding securities gains and losses) contributed 55 percent to total revenue, but grew only 2 percent, primarily due to a 27 percent decline in revenues from First Tennessee Capital Markets' record 1996 first quarter. That record level was due to a more favorable market environment and stronger customer demand resulting from the benefit of regulatory reclassifications of securities in late 1995. Total underwritings during the first quarter of 1997 were approximately $6.0 billion.

         Excluding First Tennessee Capital Markets' impact on noninterest income, the growth in fee income was 10 percent.

         Noninterest income in mortgage banking grew 10 percent from the first quarter of 1996, primarily from mortgage servicing income as the servicing portfolio grew 25 percent from $18.7 billion at the end of the first quarter of 1996 to $23.4 billion at the end of the first quarter of 1997. Mortgage loan originations declined 32 percent from $2.8 billion in the first quarter of 1996 to $1.9 billion in the first quarter of 1997 primarily due to a reduction in refinance activity.

         Noninterest income from trust and investment management services rose 12 percent in the first quarter of 1997 over the first quarter of 1996 primarily due to the performance of Highland Capital Management Corp. and sales of asset management products.

         Increased volumes led to the 16 percent increase in cardholder and merchant processing (two divisions related to credit card) and the 10 percent growth in deposit transactions and cash management from the first quarter of 1996.

Net interest income
-------------------

         Net interest income increased 10 percent from the previous year, with the net interest margin improving 30 basis points to 4.24 percent and average earning assets increasing 2 percent. The increase in net interest margin came from improvement in the retail/commercial bank's margin from 4.11 percent in the first quarter of 1996 to 4.46 percent in the first quarter of 1997. Approximately 16 basis points of the net interest margin improvement in the retail/commercial bank was due to the expiration in May 1996 of amortization expense of a basis swap.

Noninterest expense
-------------------

         Total noninterest expense increased 3 percent from the previous year. Employee compensation, incentives and benefits (personnel expense), the largest category, decreased 5 percent from the previous year primarily from reduced volumes in First Tennessee Capital Markets and FT Mortgage Companies, both commission-based businesses. The benefit of consolidating the mortgage operations also reduced the growth in expenses this quarter.

         As a result of a larger servicing portfolio, amortization expense of mortgage servicing rights increased 15 percent. Excluding expenses in FT Mortgage Companies and First Tennessee Capital Markets, expense growth between the first quarters of 1996 and 1997 would have been 10 percent. Most of this growth relates to personnel expense, expense associated with the qualifying capital securities offering (see Capital Management section for more information) and equipment rental and depreciation.


Average balance sheet growth
----------------------------

         The growth in the average balance sheet includes overall loan growth of 6 percent from the previous year. Commercial and consumer loans both grew 6 percent. As a result of older loans paying down and new loans being securitized, the permanent mortgage portfolio declined 8 percent. Loan growth over this period was funded primarily with core deposits, which grew 4 percent. With the reduction in mortgage originations, mortgage loans held for sale declined 28 percent.

Asset quality
-------------

         The ratio of net charge-offs to average loans was 0.44 percent for the first quarter of 1997, an increase from first quarter 1996 levels but a decrease from the fourth quarter of 1996. The ratio of allowance for loan losses to total loans remained relatively flat to first quarter 1996 levels at 1.57 percent.

         Nonperforming assets grew primarily from an increase in the number of mortgage loans repurchased by mortgage banking during the first quarter of 1997 to correct loan file documentation in order to certify loan pools. This backlog in the documentation and pool certification process occurred principally from our consolidation of five mortgage banking operations concurrent with an unanticipated higher level of loan originations last year. The higher level of provision reflects our best estimate of the inherent losses from the increase in nonperforming assets.

Capital management
------------------

        During the first quarter of 1997, First Tennessee issued $100 million of 8.07 percent qualifying capital securities through First Tennessee Capital I, a wholly owned Delaware trust. These capital securities qualify as Tier I capital and are fully and unconditionally guaranteed by First Tennessee. Part of the proceeds of this issue were used to purchase 1.9 million shares of common stock under an accelerated repurchase program during the first quarter. The total equity-to-assets ratio for the first quarter of 1997 was 7.52 percent, with the qualifying capital securities contributing approximately 74 basis points to this ratio.

General
-------

         First Tennessee, headquartered in Memphis, Tennessee, is a nationwide, diversified financial services institution and is one of the 50 largest bank holding companies in the United States in market capitalization. First Tennessee's market capitalization was $2.7 billion at March 31, 1997. Banking and other financial services are provided through the regional banking group and three national lines of business: FT Mortgage Companies, First Tennessee Capital Markets and transaction processing. Transaction processing has been expanded to include credit card merchant processing, MONEY BELT (our automated teller machine network), First Express (our nationwide check clearing operation), and transaction-oriented cash management products. The corporation's common stock is traded over-the-counter on the Nasdaq Stock Market's national market system under the symbol FTEN. It is listed in the financial section of most newspapers as FstTN Ntl and is included in the Standard & Poor's MidCap 400 index.

                      FIRST TENNESSEE NATIONAL CORPORATION
                   STATEMENTS OF INCOME - QUARTERLY GROWTH
                                  (Unaudited)

                                                  Quarter Ended          Growth
                                                     March 31           Rate (%)
                                              ---------------------     --------
                                                1997         1996
                                              --------     --------
PER SHARE DATA:
---------------
 Net income:
 Earnings per share                           $    .60     $    .56       7.14 +
 Dividends declared                           $   .300     $   .265

SELECTED FINANCIAL RATIOS:
--------------------------
 Return on average assets                         1.23%        1.22%
 Return on capital*                              16.31%       17.27%
 Return on average common equity                 18.09%       17.27%

                                                  Quarter Ended          Growth
                                                     March 31           Rate (%)
                                              ---------------------     --------
SUMMARY STATEMENTS                              1997         1996
OF INCOME (THOUSANDS)                         --------     --------
---------------------
Interest income                               $222,326     $217,652       2.15 +
Less interest expense                          106,817      112,274       4.86 -
                                              --------     --------
 Net interest income                           115,509      105,378       9.61 +

Provision for loan losses                       12,526        8,033      55.93 +
                                              --------     --------
 Net interest income after
   provision for loan losses                   102,983       97,345       5.79 +

Noninterest income:
 Mortgage banking                               64,187       58,119      10.44 +
 Capital markets                                20,465       28,121      27.23 -
 Deposit transactions and
     cash management                            19,224       17,435      10.26 +
 Cardholder and merchant
     processing                                 11,273        9,760      15.50 +
 Trust and investment managment                  9,270        8,296      11.74 +
 Securities gains/(losses)                          29          258      88.76 -
 Other income and commissions                   14,628       14,588        .27 +
                                              --------     --------
   Total noninterest income                    139,076      136,577       1.83 +
                                              --------     --------
      Adjusted gross income after
        provision for loan losses              242,059      233,922       3.48 +

Noninterest expense:
 Employee compensation,
     incentives, and benefits                   93,896       98,942       5.10 -
 Occupancy, equipment rentals,
     depreciation, and maintenance              19,821       17,450      13.59 +
 Amortization of mortgage
     servicing rights                            8,835        7,699      14.76 +
 Amortization of intangible assets               2,407        2,354       2.25 +
 Deposit insurance premium                         365          419      12.89 -
 Other                                          55,002       48,722      12.89 +
                                              --------     --------
   Total noninterest expense                   180,326      175,586       2.70 +
                                              --------     --------

      Income before income taxes                61,733       58,336       5.82 +
 Applicable income taxes                        23,170       20,895      10.89 +
                                              --------     --------
   Net income                                 $ 38,563     $ 37,441       3.00 +
                                              ========     ========

 Net interest income - FTE                    $116,646     $106,812       9.21 +

* Net income/Total shareholders' equity plus Guaranteed preferred beneficial interest in First Tennessee's subordinated debentures.

                     FIRST TENNESSEE NATIONAL CORPORATION
                       STATEMENTS OF INCOME - QUARTERLY
                                 (UNAUDITED)


                                       1Q97         4Q96         3Q96        2Q96        1Q96
                                     --------    ---------     --------    --------    --------
PER SHARE DATA:
---------------
 Net income:
 Earnings per share                  $    .60    $     .80     $    .69    $    .63    $    .56
 Dividends declared                  $   .300    $    .300     $   .265    $   .265    $   .265

SELECTED FINANCIAL RATIOS:
--------------------------
 Return on average assets                1.23%        1.67%        1.47%       1.34%       1.22%
 Return on capital*                     16.31%       22.47%       20.71%      19.48%      17.27%
 Return on average common equity        18.09%       22.47%       20.71%      19.48%      17.27%

                                       1Q97         4Q96         3Q96        2Q96        1Q96
                                     --------    ---------     --------    --------    --------
SUMMARY STATEMENTS
OF INCOME (THOUSANDS)
---------------------
Interest income                      $222,326    $ 227,094     $225,777    $225,974    $217,652
Less interest expense                 106,817      109,287      110,728     113,020     112,274
                                     --------    ---------     --------    --------    --------
 Net interest income                  115,509      117,807      115,049     112,954     105,378

Provision for loan losses              12,526       11,232        8,853       7,559       8,033
                                     --------    ---------     --------    --------    --------
 Net interest income after
   provision for loan losses          102,983      106,575      106,196     105,395      97,345

Noninterest income:
 Mortgage banking                      64,187       83,768       71,495      60,902      58,119
 Capital markets                       20,465       23,654       16,951      17,145      28,121
 Deposit transactions and
     cash management                   19,224       20,792       20,141      19,860      17,435
 Cardholder and merchant
     processing                        11,273       11,242       10,860       9,478       9,760
 Trust and investment managment         9,270        9,223        8,727       8,458       8,296
 Securities gains/(losses)                 29       (3,035)          44          52         258
 Other income and commissions          14,628       16,789       14,201      13,825      14,588
                                     --------    ---------     --------    --------    --------
   Total noninterest income           139,076      162,433      142,419     129,720     136,577
                                     --------    ---------     --------    --------    --------
      Adjusted gross income after
        provision for loan losses     242,059      269,008      248,615     235,115     233,922

Noninterest expense:
 Employee compensation,
     incentives, and benefits          93,896       99,371       94,005      93,062      98,942
 Occupancy, equipment rentals,
     depreciation, and maintenance     19,821       19,524       18,617      18,345      17,450
 Amortization of mortgage
     servicing rights                   8,835        7,507        6,669       4,166       7,699
 Amortization of intangible assets      2,407        2,363        2,412       2,362       2,354
 Deposit insurance premium                365          (13)       4,259         464         419
 Other                                 55,002       57,239       48,950      49,598      48,722
                                     --------    ---------     --------    --------    --------
   Total noninterest expense          180,326      185,991      174,912     167,997     175,586
                                     --------    ---------     --------    --------    --------

      Income before income taxes       61,733       83,017       73,703      67,118      58,336
 Applicable income taxes               23,170       29,695       26,906      24,771      20,895
                                     --------    ---------     --------    --------    --------
   Net income                        $ 38,563    $  53,322     $ 46,797    $ 42,347    $ 37,441
                                     ========    =========     ========    ========    ========

 Net interest income - FTE           $116,646    $ 119,115     $116,308    $114,377    $106,812

* Net income/Total shareholders' equity plus Guaranteed preferred beneficial interest in First Tennessee's subordinated debentures.

                     FIRST TENNESSEE NATIONAL CORPORATION
              AVERAGE STATEMENTS OF CONDITION - QUARTERLY GROWTH
                                 (Unaudited)


                                                          Quarter Ended                  Growth
                                                             March 31                   Rate (%)
                                                 ---------------------------------     ---------
AVERAGE BALANCE
SHEET (thousands)                                    1997                  1996
-----------------                                -----------           -----------

Loans, net of unearned income:
  Commercial                                     $ 3,529,430           $ 3,323,008       6.21 +
  Consumer                                         2,699,853             2,543,724       6.14 +
  Permanent mortgage                                 630,309               681,744       7.54 -
  Credit card receivables                            544,726               516,868       5.39 +
  Real estate construction                           299,246               246,345      21.47 +
  Nonaccrual - Regional
    Banking Group                                     12,124                10,135      19.63 +
  Nonaccrual - Repurchased,
    mortgage loans                                    27,481                 5,394     409.47 +
                                                 -----------           -----------
    Total loans, net of
        unearned income                            7,743,169             7,327,218       5.68 +
Investment securities                              2,202,804             2,130,562       3.39 +
Mortgage loans held for sale                         768,760             1,063,895      27.74 -
Other earning assets                                 337,719               343,272       1.62 -
                                                 -----------           -----------
    Total earning assets                          11,052,452            10,864,947       1.73 +
Cash and due from banks                              697,702               666,518       4.68 +
Other assets                                       1,009,381               781,475      29.16 +
                                                 -----------           -----------
    Total assets                                 $12,759,535           $12,312,940       3.63 +
                                                 ===========           ===========
Certificates of deposits under
  $100,000 and other time                        $ 2,861,187           $ 2,859,668        .05 +
Other interest-bearing deposits                    3,577,002             3,281,433       9.01 +
                                                 -----------           -----------
    Total interest-bearing
        core deposits                              6,438,189             6,141,101       4.84 +
Certificates of deposits $100,000
  and more                                           775,718               716,979       8.19 +
Short-term borrowed funds                          2,095,777             2,081,777        .67 +
Term borrowings                                      209,305               259,141      19.23 -
                                                 -----------           -----------
    Total interest-bearing
        liabilities                                9,518,989             9,198,998       3.48 +
Demand deposits                                    1,856,628             1,854,471        .12 +
Other liabilities                                    425,014               387,458       9.69 +
Qualifying capital securities*                        94,444                     -        N/A
Shareholders' equity                                 864,460               872,013        .87 -
                                                 -----------           -----------
    Total liabilities and
        shareholders' equity                     $12,759,535           $12,312,940       3.63 +
                                                 ===========           ===========

*Guaranteed preferred beneficial interests in First Tennessee's subordinated debentures

                      FIRST TENNESSEE NATIONAL CORPORATION
                  AVERAGE STATEMENTS OF CONDITION - QUARTERLY
                                  (Unaudited)

                                       1Q97           4Q96          3Q96          2Q96          1Q96
                                    -----------   -----------   -----------   -----------   -----------
AVERAGE BALANCE
SHEET (thousands)
-----------------
Loans, net of unearned income:
  Commercial                        $ 3,529,430   $ 3,482,527   $ 3,392,149   $ 3,335,006   $ 3,323,008
  Consumer                            2,699,853     2,669,872     2,630,614     2,584,850     2,543,724
  Permanent mortgage                    630,309       642,094       652,710       663,753       681,744
  Credit card receivables               544,726       542,211       538,510       523,043       516,868
  Real estate construction              299,246       300,322       288,855       264,615       246,345
  Nonaccrual - Regional
    Banking Group                        12,124        11,993         9,570         8,628        10,135
  Nonaccrual - Repurchased,
    mortgage loans                       27,481         7,041         5,640         4,632         5,394
                                    -----------   -----------   -----------   -----------   -----------
    Total loans, net of
        unearned income               7,743,169     7,656,060     7,518,048     7,384,527     7,327,218
Investment securities                 2,202,804     2,268,953     2,199,210     2,213,470     2,130,562
Mortgage loans held for sale            768,760       874,172     1,089,101     1,212,254     1,063,895
Other earning assets                    337,719       273,159       293,791       399,737       343,272
                                    -----------   -----------   -----------   -----------   -----------
    Total earning assets             11,052,452    11,072,344    11,100,150    11,209,988    10,864,947
Cash and due from banks                 697,702       675,272       645,781       663,744       666,518
Other assets                          1,009,381       958,353       879,721       833,058       781,475
                                    -----------   -----------   -----------   -----------   -----------
    Total assets                    $12,759,535   $12,705,969   $12,625,652   $12,706,790   $12,312,940
                                    ===========   ===========   ===========   ===========   ===========

Certificates of deposits under
  $100,000 and other time           $ 2,861,187   $ 2,891,124   $ 2,905,366   $ 2,884,512   $ 2,859,668
Other interest-bearing deposits       3,577,002     3,489,933     3,446,259     3,414,895     3,281,433
                                    -----------   -----------   -----------   -----------   -----------
    Total interest-bearing
         core deposits                6,438,189     6,381,057     6,351,625     6,299,407     6,141,101
Certificates of deposits $100,000
  and more                              775,718       834,411       861,729       929,749       716,979
Short-term borrowed funds             2,095,777     2,050,952     2,140,398     2,159,860     2,081,777
Term borrowings                         209,305       241,405       256,451       257,768       259,141
                                    -----------   -----------   -----------   -----------   -----------
    Total interest-bearing
        liabilities                   9,518,989     9,507,825     9,610,203     9,646,784     9,198,998
Demand deposits                       1,856,628     1,847,351     1,750,140     1,812,756     1,854,471
Other liabilities                       425,014       406,896       366,369       372,823       387,458
Qualifying capital securities*           94,444          --            --            --            --
Shareholders' equity                    864,460       943,897       898,940       874,427       872,013
                                    -----------   -----------   -----------   -----------   -----------
    Total liabilities and
     shareholders' equity           $12,759,535   $12,705,969   $12,625,652   $12,706,790   $12,312,940
                                    ===========   ===========   ===========   ===========   ===========

Average shares outstanding           64,582,657    67,117,011    67,144,391    67,224,935    67,301,454

*Guaranteed preferred beneficial interests in First Tennessee's subordinated debentures

                    FIRST TENNESSEE NATIONAL CORPORATION
                     PERIOD-END STATEMENTS OF CONDITION
                                 (Unaudited)

                                                                  March 31
                                                   --------------------------------------       Growth
                                                       1997                       1996          Rate(%)
PERIOD-END BALANCE                                 -----------                -----------      ---------
SHEET (THOUSANDS)
------------------
Loans, net of unearned income:
  Commercial                                       $ 3,558,389                $ 3,316,086        7.31 +
  Consumer                                           2,710,766                  2,563,818        5.73 +
  Permanent mortgage                                   636,384                    673,104        5.46 -
  Credit card receivables                              529,197                    514,277        2.90 +
  Real estate construction                             287,266                    244,975       17.26 +
  Nonaccrual - Regional
    Banking Group                                       12,706                      8,015       58.53 +
  Nonaccrual - Repurchased,
    mortgage loans                                      30,016                      4,969      504.07 +
                                                   -----------                -----------
    Total loans, net of
        unearned income                              7,764,724                  7,325,244        6.00 +
Investment securities                                2,200,779                  2,235,349        1.55 -
Mortgage loans held for sale                           698,800                  1,138,871       38.64 -
Other earning assets                                   522,379                    411,903       26.82 +
                                                   -----------                -----------
    Total earning assets                            11,186,682                 11,111,367         .68 +
Cash and due from banks                                525,059                    658,101       20.22 -
Other assets                                         1,263,772                  1,048,964       20.48 +
                                                   -----------                -----------
    Total assets                                   $12,975,513                $12,818,432        1.23 +
                                                   ===========                ===========
Certificates of deposits under
  $100,000 and other time                          $ 2,837,555                $ 2,843,388         .21 -
Other interest-bearing deposits                      3,633,025                  3,366,948        7.90 +
Certificates of deposits $100,000
  and more                                             838,222                    718,224       16.71 +
Short-term borrowed funds                            1,912,346                  2,119,767        9.79 -
Term borrowings                                        208,269                    258,633       19.47 -
                                                   -----------                -----------
    Total interest-bearing
        liabilities                                  9,429,417                  9,306,960        1.32 +
Demand deposits                                      1,882,416                  1,824,027        3.20 +
Other liabilities                                      721,818                    804,464       10.27 -
Qualifying capital securities*                         100,000                          -         N/A
Shareholders' equity                                   841,862                    882,981        4.66 -
                                                   -----------                -----------
   Total liabilities and
        shareholders' equity                       $12,975,513                $12,818,432        1.23 +
                                                   ===========                ===========

*Guaranteed preferred beneficial interests in First Tennessee's subordinated debentures

                      FIRST TENNESSEE NATIONAL CORPORATION
                            ASSET QUALITY HIGHLIGHTS
                                   (UNAUDITED)

ASSET QUALITY
-------------
                                               1Q97        4Q96          3Q96        2Q96         1Q96
                                           ---------    ---------    ---------    ---------    ---------
ALLOWANCE FOR LOAN LOSSES:
    Beginning Reserve                      $ 117,748    $ 117,717    $ 116,478    $ 114,631    $ 112,567
    Provision                                 12,526       11,232        8,853        7,559        8,033
    Charge-offs                              (10,653)     (13,631)     (10,742)      (9,159)      (8,850)
    Loan recoveries                            2,067        2,430        3,128        3,447        2,881
                                           ---------    ---------    ---------    ---------    ---------
    Ending Balance                         $ 121,688    $ 117,748    $ 117,717    $ 116,478    $ 114,631
                                           =========    =========    =========    =========    =========


NONPERFORMING ASSETS:
    Nonperforming loans                    $  12,706    $   9,978    $  12,390    $   9,730    $   8,015
    Foreclosed real estate                     5,807        5,137        3,667        5,334       10,561
    Other assets                                 194          196          203          925          966
                                           ---------    ---------    ---------    ---------    ---------
    Total Regional Banking Group           $  18,707    $  15,311    $  16,260    $  15,989    $  19,542
                                           ---------    ---------    ---------    ---------    ---------
    Mortgage Banking nonperforming
      loans                                   30,016        8,948        6,217        4,606        4,969
    Mortgage Banking foreclosed
      real estate                              8,824        2,686        3,392        3,380        2,654
                                           ---------    ---------    ---------    ---------    ---------
    Total nonperforming assets             $  57,547    $  26,945    $  25,869    $  23,975    $  27,165
                                           =========    =========    =========    =========    =========


Loans and leases past due 90
     days or more                          $  36,133    $  30,747    $  32,424    $  32,157    $  33,264


                     FIRST TENNESSEE NATIONAL CORPORATION
                           ASSET QUALITY HIGHLIGHTS
                                 (Unaudited)

                                                        1Q97      4Q96        3Q96      2Q96          1Q96
                                                       ------    ------      ------    ------        ------
ASSET QUALITY RATIOS - TOTAL FIRST TENNESSEE
Nonperforming loans to total loans
    (net of unearned income)                            .55%        .24%      .24%        .19%        .18%
Nonperforming assets to total loans
    (net of unearned income) plus
    foreclosed real estate and
    other assets                                        .74%        .35%      .34%        .32%        .37%
Allowance for loan losses to total loans               1.57%       1.52%     1.54%       1.56%       1.56%
Allowance for loan losses to
    nonperforming loans                              284.84%     622.15%   632.65%     812.49%     882.86%
Allowance for loan losses to
    nonperforming assets                             211.46%     436.99%   455.05%     485.83%     421.98%
Net charge-offs to average loans                        .44%        .59%      .41%        .31%        .33%

ASSET QUALITY RATIOS - REGIONAL BANKING GROUP
Nonperforming loans to total loans
    (net of unearned income)                            .16%        .13%      .16%        .13%        .11%
Nonperforming assets to total loans
    (net of unearned income) plus
    foreclosed real estate and
    other assets                                        .24%        .20%      .21%        .21%        .27%
Allowance for loan losses to total loans               1.51%       1.52%     1.53%       1.55%       1.56%
Allowance for loan losses to
    nonperforming loans                              918.90%   1,172.18%   943.98%   1,189.31%   1,420.75%
Allowance for loan losses to
    nonperforming assets                             624.13%     763.90%   719.31%     723.75%     582.71%


                    FIRST TENNESSEE NATIONAL CORPORATION
                        CAPITAL AND MARGIN HIGHLIGHTS
                                 (Unaudited)

CAPITAL ADEQUACY:
-----------------

                                                    1Q97            4Q96            3Q96            2Q96            1Q96
                                                ----------      ----------      ----------      ----------      ----------
Tier 1 Capital*                                 $  860,643      $  856,769      $  837,091      $  803,839      $  786,839
Tier 2 Capital*                                    268,328         266,864         263,594         263,537         262,323
                                                ----------      ----------      ----------      ----------      ----------
  Total Capital*                                $1,128,971      $1,123,633      $1,100,685      $1,067,376      $1,049,162
                                                ==========      ==========      ==========      ==========      ==========
Risk-Adjusted Assets*                           $9,531,492      $9,515,107      $9,158,018      $9,157,648      $9,064,140

Tier 1 Ratio*                                         9.03%           9.00%           9.14%           8.78%           8.68%
Tier 2 Ratio*                                         2.81%           2.81%           2.88%           2.88%           2.89%
                                                ----------      ----------      ----------      ----------      ----------
  Total Capital Ratio*                               11.84%          11.81%          12.02%          11.66%          11.57%
                                                ==========      ==========      ==========      ==========      ==========

Leverage Ratio*                                       6.79%           6.80%           6.67%           6.37%           6.45%

Common Equity/Asset
  Ratio (average)                                     6.78%           7.43%           7.12%           6.88%           7.08%

Total Equity**/Assets
  Ratio (average)                                     7.52%           7.43%           7.12%           6.88%           7.08%

Book Value                                      $    13.17      $    14.28      $    13.78      $    13.29      $    13.10

* Current quarter is an estimate.
**Total equity includes shareholders' equity and Guaranteed preferred beneficial interests in First Tennessee's subordinated debentures.

NET INTEREST MARGIN
-------------------

                                                   1Q97            4Q96            3Q96            2Q96            1Q96
                                                ----------      ----------      ----------      ----------      ----------
Yield on earning assets                               8.06 %          8.14 %          8.06 %          8.04 %          7.99 %
Rates paid on interest-
     bearing liabilities                              4.51 %          4.55 %          4.57 %          4.69 %          4.87 %
                                                ----------      ----------      ----------      ----------      ----------
Net interest spread                                   3.55 %          3.59 %          3.49 %          3.35 %          3.12 %
Effect of interest-free sources                        .63 %           .64 %           .61 %           .66 %           .75 %
Loan fees                                              .09 %           .09 %           .09 %           .10 %           .11 %
FRB interest and penalties                            (.03)%          (.02)%          (.01)%          (.02)%          (.04)%
                                                ----------      ----------      ----------      ----------      ----------
Net interest margin                                   4.24 %          4.30 %          4.18 %          4.09 %          3.94 %
                                                ==========      ==========      ==========      ==========      ==========

                      FIRST TENNESSEE NATIONAL CORPORATION
                       REGIONAL BANKING GROUP HIGHLIGHTS
                       (DOLLARS IN THOUSANDS, UNAUDITED)

                                    1Q97          4Q96          3Q96          2Q96          1Q96
                                 ----------    ----------    ----------    ----------    ----------
REGIONAL BANKING GROUP
----------------------
Total Revenues                   $  146,261    $  148,933    $  141,614    $  138,748    $  130,796
Loan Loss Provision                   8,430        10,919         8,853         7,559         8,033
Operating Expenses                   85,821        84,946        81,008        79,234        77,713
                                 ----------    ----------    ----------    ----------    ----------
  PRE-TAX INCOME                 $   52,010    $   53,068    $   51,753    $   51,955    $   45,050

   RETAIL/COMMERCIAL BANK
   ----------------------
   Total Revenues                $  121,718    $  124,896    $  118,014    $  115,596    $  106,818
   Loan Loss Provision                1,963         4,583         3,234         2,039         3,434
   Operating Expenses                73,386        73,242        69,793        67,564        66,169
                                 ----------    ----------    ----------    ----------    ----------
     Pre-Tax Income              $   46,369    $   47,071    $   44,987    $   45,993    $   37,215

   CREDIT CARD
   -----------
   Total Revenues                $   15,170    $   14,715    $   14,769    $   14,546    $   15,352
   Loan Loss Provision                6,467         6,336         5,619         5,520         4,599
   Operating Expenses                 5,811         5,127         4,746         5,317         5,356
                                 ----------    ----------    ----------    ----------    ----------
     Pre-Tax Income              $    2,892    $    3,252    $    4,404    $    3,709    $    5,397

   KEY STATISTICS:
   Outstandings                  $  529,197    $  564,802    $  537,034    $  534,784    $  514,277
   Annualized Net Charge-offs/
     Average Loans                     4.59%         4.46%         3.94%         3.98%         3.32%

   TRUST SERVICES
   --------------
   Total Revenues                $    9,373    $    9,322    $    8,831    $    8,606    $    8,626
   Operating Expenses                 6,624         6,577         6,469         6,353         6,188
                                 ----------    ----------    ----------    ----------    ----------
     Pre-Tax Income              $    2,749    $    2,745    $    2,362    $    2,253    $    2,438

   KEY STATISTICS:
   Managed Assets (FTBNA)        $5,699,100    $5,657,171    $5,423,824    $5,333,677    $5,251,956


The business line financial information excludes significant nonrecurring items, such as security gains and losses. Expenses have been allocated based on management's best estimates, and equity has been assigned to reflect the inherent risk in each individual business line.

                      FIRST TENNESSEE NATIONAL CORPORATION
                       NATIONAL BUSINESS LINES HIGHLIGHTS
                       (DOLLARS IN THOUSANDS, UNAUDITED)

                                     1Q97          4Q96          3Q96          2Q96          1Q96
                                 -----------   -----------   -----------   -----------   ------------
MORTGAGE BANKING
----------------
Total Revenues                   $    70,470   $    93,443   $    82,482   $    70,825   $     65,451
Loan Loss Provision                    4,096           313             -             -              -
Operating Expenses                    62,284        69,745        63,004        60,987         62,258
                                 -----------   -----------   -----------   -----------   ------------
  PRE-TAX INCOME                 $     4,090   $    23,385   $    19,478   $     9,838   $      3,193

   KEY STATISTICS:
   Origination Volume            $ 1,949,526   $ 2,378,802   $ 2,433,067   $ 2,771,878   $  2,812,395
   Servicing Portfolio           $23,383,506   $22,288,031   $21,698,381   $20,491,292   $ 18,702,089

CAPITAL MARKETS
---------------
Total Revenues                   $    21,076   $    24,717   $    17,618   $    18,517   $     29,261
Operating Expenses                    16,084        17,352        13,739        14,514         21,098
                                 -----------   -----------   -----------   -----------   ------------
  PRE-TAX INCOME                 $     4,992   $     7,365   $     3,879   $     4,003   $      8,163

   KEY STATISTICS:
   Total Securities
     Bought/Sold                 $47,258,846   $54,534,714   $43,640,882   $55,118,434   $ 64,477,222
   Total Underwritings           $ 6,028,000   $ 6,723,000   $ 3,691,000   $ 6,992,000   $ 12,601,000

TRANSACTION PROCESSING
----------------------
Total Revenues                   $    17,525   $    17,492   $    16,967   $    15,953   $     16,954
Operating Expenses                    14,108        13,948        13,339        13,260         14,517
                                 -----------   -----------   -----------   -----------   ------------
  PRE-TAX INCOME                 $     3,417   $     3,544   $     3,628   $     2,693   $      2,437

   KEY STATISTICS:
   Merchant Transactions
     Processed                    26,988,136    27,899,716    29,305,213    27,882,205     24,495,647
   MONEY BELT Transactions
     Processed (correspondent)     4,446,592     4,417,275     4,428,613     4,233,942      3,745,782
   First Express Transactions
     Processed                    90,671,569    91,229,168    93,155,912    96,412,243    108,527,771

The business line financial information excludes significant nonrecurring items, such as security gains and losses. Expenses have been allocated based on management's best estimates, and equity has been assigned to reflect the inherent risk in each individual business line.